149 P-1 04/09
                   SUPPLEMENT DATED APRIL 30, 2009
              TO THE PROSPECTUS DATED NOVEMBER 1, 2008
                                 OF
                     FRANKLIN CASH RESERVES FUND
             (A SERIES OF INSTITUTIONAL FIDUCIARY TRUST)


At a meeting of the Board of Trustees of Institutional Fiduciary Trust held on April 14, 2009, the Board approved a proposal to liquidate and dissolve the Franklin Cash Reserves Fund (the "Fund"). The liquidation and dissolution are anticipated to occur on or about October 16, 2009 (the "Liquidation Date").

Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, an exchange out of the Fund prior to the Liquidation Date or liquidation will be considered a taxable transaction and such shareholders may recognize a gain or loss for Federal income tax purposes. Shareholders should consult their tax advisor regarding the effect of the Fund's liquidation in light of their individual circumstances. Participants in an Employer Sponsored Retirement Plan that is a Fund shareholder should consult with your plan sponsor for further information regarding the impact of the liquidation.

          PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.